SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.


                                   May 9, 2007
                                 Date of Report



                               CIMAREX ENERGY CO.
                               ------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    001-31446                45-0466694
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(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
         incorporation)                                     Identification No.)


1700 Lincoln Street, Suite 1800, Denver, Colorado                    80203-4518
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         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code       303-295-3995
                                                  -----------------------------

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 9, 2007, Cimarex Energy Co. (Cimarex) announced its first-quarter 2007 financial and operating results. The press release is included in this report as
Exhibit 99.1.

ITEM 7.01         REGULATION FD DISCLOSURE

On May 9, 2007, Cimarex issued a news release reporting its financial and operating results for the first-quarter 2007. A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

D.       Exhibits

Exhibit No.                Description

99.1                       Cimarex Press Release, dated May 9, 2007


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CIMAREX ENERGY CO.


Dated:   May 9, 2007           By:    /s/ Paul Korus
                                      -----------------------------------------
                                      Paul Korus, Vice President,
                                      Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX


Exhibit No.                Description

99.1                       Cimarex Press Release, dated May 9, 2007